UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Filing of Form 25 for Delisting from NASDAQ

On February 6, 2025, Kidpik Corp. (the “Company”) issued a press release of their intention to file Form 25 with the Securities and Exchange Commission (the “SEC”) to effect the voluntary delisting of its common stock from the Nasdaq Stock Market LLC, New York Stock Exchange. On February 18, 2025, the Company filed Form 25 which will become effective February 27, 2025, 10 days after the filing of Form 25, in accordance with the provisions of Rule 12d2-2(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Pursuant to Rule 12d2-2(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the delisting of the Securities is expected to become effective ten (10) days after the filing of Form 25 with the SEC. The Company also intends to deregister the Securities under Section 12(b) of the Exchange Act and suspend its reporting obligations under Section 15(d), by filing Form 15.

The Company has determined that the voluntary delisting and deregistration are in the best interests of the Company and its shareholders, which will allow Kidpik to terminate its reporting obligations under the Securities Exchange Act of 1934, as the Company no longer meets the thresholds for shareholders or assets required for reporting.

The Company’s common stock may continue to be quoted on OTC PINK Market under the symbol “PIKM” after the delisting; however, there can be no assurance that a market for the securities will develop or be maintained.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1*	Form 25
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

** Furnished herewith.

Non-Active Hyperlinks

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the delisting, deregistration, and anticipated impacts. These statements are subject to risks and uncertainties, including those described in the Company’s filings with the SEC. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2025

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer